UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

ALPHA-EN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12885	95-4622429

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

120 White Plains Road
Tarrytown, New York 10591

(Address of principal executive
office including zip code)

914-631-5265

Recipient’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective July 28, 2009, alpha-En Corporation (the “Company”) dismissed Raich Ende Malter & Co. LLP (“Raich Ende”) as the Company’s independent registered public accounting firm and appointed Most & Company, LLP (“MostCo”) as the Company’s independent registered public accounting firm to provide audit services for the Company. The decision to change accountants was approved by the Company’s board of directors.

From September 14, 2007 to July 28, 2009, the period of time that Raich Ende served as the Company’s principal accountant, no reports were issued that: (i) contained an adverse opinion or disclaimers of opinion and (ii) were qualified or modified as to uncertainty, audit scope or accounting principles. Raich Ende issued going concern opinions in connection with its audits of the fiscal years ended December 31, 2008 and 2007, stating that, in Raich Ende’s opinion, the Company will need additional working capital for its planned activities and to service its debt, which raises substantial doubt about its ability to continue as a going concern.

From September 14, 2007 to July 28, 2009, there were no disagreements between the Company and Raich Ende on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Raich Ende, would have caused Raich Ende to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during the periods that Raich Ende served as the Company’s principal accountant.

The Company provided Raich Ende with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Raich Ende furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of Raich Ende’s letter, dated July 28, 2009, is attached hereto as Exhibit 16.1. By filing this letter as an exhibit as required by Commission regulations, the Company is not necessarily indicating its agreement with the statements contained therein.

During the Company’s fiscal years ended December 31, 2008 and 2007,  and through July 28, 2009, the Company did not consult with MostCo regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and no written or oral report was provided by MostCo that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues, and the Company did not consult MostCo on or regarding any matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Description
16.1	Letter regarding change in certifying accountant, dated July 28, 2009, from Raich Ende Malter & Co. LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2009

ALPHA-EN CORPORATION

By:	/s/ Jerome I. Feldman
Name: Jerome I. Feldman
Title: Chairman, Chief Financial Officer and Treasurer